WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

JORE CORPORATION
LOCKBOX ACCOUNT
45000 HIGHWAY 93 S
RONAN MT 59864
                                                                     Page 1 of 3
                                                     Account Number: 513-0001216

                                                  Statement Start Date: 08/01/01
                                                  Statement End Date:   08/31/01

For Customer Assistance:
Call your Customer Service Officer or Client Services 1-800-AT WELLS (289-3557) 5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number  Beginning Balance  Total Credits  Total Debits    Ending Balance

WellsOne
Account
513-0001216           0.00          1,451,692.72   -1,451,692.72        0.00

Credits
   Electronic Deposits/Bank Credits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Aug 02          225,141.10      Sears, Roebuck A EDI/Eftpmt 0107
                                                30 000364844 REF* TN*E35213\
                Aug 03           10,736.00      Sears, Roebuck A EDI/Eftpmt 0107
                                                31 000364844 REF*TN*E35948\
                Aug 06          183,844.13      Lowe'S Companies Trade Pmt REF*
                                                CK*0059442\D TM'097'20010731\
                Aug 06            9,823.06      Lowe'S Companies Trade Pmt REF*
                                                CK*OO59532\D TM*097*20010801\
                Aug 09          350,953.49      Sears, Roebuck A EDI/Eftpmt 0108
                                                03 000364844 REF*TN*E38989\
                Aug 10            1,876.00      WT Fed#O0002 The Tokai Bank, Lt
                                                /Org = makita (Uk) Ltd Srf# 0108
                                                0808552720 Trn#010810006474 Rfb#
                                                251-86240
                Aug 13            2,119.93      Lowe'S Companies Trade Pmt REF*
                                                CK*OO59907\DTM*097*20010807\
                Aug 13            1,210.00      Sears, Roebuck A EDI/Eftpmt 0108
                                                07 000364844 REF*TN*E40191\
                Aug 13            8,800.44      Lowe'S Companies Trade Pmt REF
                                                CK O059998\DTM*097*20010808\
                Aug 16           91,845.00      Sears, Roebuck A EDI/Eftpmt 0108
                                                13 000364844 REF*TN*E42943\
                Aug 20              600.00      Lowe'S Companies Trade Pmt REF*
                                                CK*OO60566\D TN*097*20010815\
                Aug 20               35.41      Sears, Roebuck A EDI/Eftpmt 0108
                                                16 000364844 REF* TN*E46402\
                Aug 20            5,320.40      Lowe'S Companies Trade Pmt REF
                                                CK O060293\DTM*09720010813\
                Aug 20               49.80      Sears, Roebuck A EDl/Eftpmt 0108
                                                15 000364844 REF* TN*E44 180\
                Aug 21            8,890.07      Lowe'S Companies Trade Pmt REF
                                                CK*OO60735\DTM*097*20010816\
                Aug 21            2,365.00      Sears EDI/Eftpmt 010820266619
                                                REF*1 2001082015444 IE0510198\
                Aug 23          177,235.60      Sears, Roebuck A EDI/Eftpmt 0108
                                                17000364844 REF*TN*E47116\

Continued on next page

Jore Corporation
Lockbox Account                                                      Page 2 of 3

Electronic Deposits/Bank Credits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Aug 27        8,425.42          Lowe'S Companies Trade Pmt REF*
                                                CK*0061020\D TM*097*20010821\
                Aug 27           58.00          Sears, Roebuck A EDI/Eftpmt 0108
                                                21 000364844 REF*TN*E48326\
                Aug 27        7,775.21          Lowe'S Companies Trade Pmt REF
                                                CK O061088\DTM*097*20010822\
                Aug 28        1,674.86          Sears EDI/Eftpmt 010827 266619
                                                REF*120010827153033E0510309\
                Aug 30      352,838.95          Sears, Roebuck A EDI/Eftpmt 0108
                                                24 000364844 REF*TN*E50480\
                Aug 30           74.85          Sears EDI/Eftpmt 010829 266619
                                                REF*1 20010829153008E0510351\

                     1,451,692.72         Total Electronic Deposits/Bank Credits

                     1,451,692.72         Total Credits

Debits
         Electronic Debits/Bank Debits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Aug 02       225,141.10         WT Seq#27811 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BWO1080210333883
                                                Trn#O10802027811 Rfb#012140036
                Aug 03        10,736.00         WT Seq#31291 Syndic/Wfbcorp/Jore
                                                Cor/Bnf Srf#BW01080310510377 Trn
                                                #010803031291 Rfb# 012150041
                Aug 06       193,667.19         WT Seq#39004 Syndic/Wfbcorp/Jore
                                                Cor/Bnf Srf#BW01080612230320 Trn
                                                #010806039004 Rfb# 012180141
                Aug 09       350,953.49         WT Seq#27014 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01080910375459 Trn
                                                #010809027014 Rfb#012210095
                Aug 10         1,876.00         Zero Balance Account Transfer To
                                                30082267
                Aug 13        12,130.37         WT Seq#35317 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01081311581624 Trn
                                                #010813035317 Rfb# 012250127
                Aug 16        91,845.00         WT Seq#34886 Syndic/Wfbcorp/Jore
                                                Cor/Bnf Srf#BW01081611395329 Trn
                                                #010816034886 Rfb# 012280052
                Aug 20         6,005.61         WT Seq#35556 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01082011301978 Trn
                                                #010820035556 Rfb# 012320173
                Aug 21        11,255.07         WT Seq#45500 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01082113201025 Trn
                                                #O10821045500 Rfb# 012330088
                Aug 23       177,235.00         WT Seq#24313 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01082310051636 Trn
                                                #010823024313 Rfb# 012350032
                Aug 23             0.60         Zero Balance Account Transfer To
                                                30082267
                Aug 27        16,258.63         WT Seq#27471 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01082710284801 Trn
                                                #010827027471 Rfb#012390059
                Aug 28         1,674.86         WT Seq#32265 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BWO1082810061645 Trn
                                                #O10828032265 Rfb# 012400131

Continued on next page

Jore Corporation
Lockbox Account                                                      Page 3 of 3

     Electronic Debits/Bank Debits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Aug 30      352,913.80          WT Seq#32771 Syndic/Wibcorp/Jore
                                                Cor/Bnf=Srf#BW01083010411865 Trn
                                                #010830032771 Rfb#012420130

                 1,451,692.72          Total Electronic Debits/Bank Debits

                 1,451,692.72          Total Debits

Daily Ledger Balance Summary

Date       Balance          Date        Balance          Date          Balance

Jul 31       0.00           Aug 10       0.00           Aug 23         0.00
Aug 02       0.00           Aug 13       0.00           Aug 27         0.00
Aug 03       0.00           Aug 16       0.00           Aug 28         0.00
Aug 06       0.00           Aug 20       0.00           Aug 30         0.00
Aug 09       0.00           Aug 21       0.00

         Average Daily Ledger Balance           0.00

Thank you for banking with Wells Fargo.
Member FDIC